UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 12, 2008

FIRSTGOLD CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20722	16-1400479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3108 Gabbert Drive, Suite 210 Cameron Park, CA	95682
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 677-5974

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    Notice of Additional Stock Listing

In January 2008, Firstgold, Corp. filed an application to have its common stock listed on the Toronto Stock Exchange (“TSX”).  This application had been pending with the TSX while Firstgold satisfied various listing requirements including securing additional capital. On May 12, 2008 the TSX approved Firstgold’s application for listing its common shares and effective May 14, 2008 Firstgold’s shares became listed for trading on the TSX under the symbol “FGD”. Firstgold’s common stock continues to be listed on the OTCBB under the symbol “FGOC”.

Item 9.01    Financial Statements and Exhibits

Exhibits.

99.1	Press Release dated May 13, 2008

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTGOLD CORP.

Date: May 19, 2008	By:	/s/ JAMES KLUBER
James Kluber, Chief Financial Officer